UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2007
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI	48033
(Address of principal executive offices)	(Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(c) On October 1, 2007, Lear Corporation (“Lear”) issued a press release announcing that Matthew J. Simoncini has been appointed Chief Financial Officer of Lear, effective immediately. Mr. Simoncini will continue as Lear’s Chief Accounting Officer in addition to his new position as Chief Financial Officer. He will report to James H. Vandenberghe, Vice Chairman of Lear. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Prior to this promotion, Mr. Simoncini served as Lear’s Senior Vice President, Finance and Chief Accounting Officer where he was responsible for Lear’s worldwide operational finance and accounting. He previously served as Vice President, Operational Finance since 2004, during which time he was responsible for Lear’s divisional finance organization. He also served as the chief financial officer of Lear’s Europe, Asia and Africa operations from 2001 to 2004. Additional information regarding Mr. Simoncini’s employment history and other matters has been disclosed by Lear in its Definitive Proxy Statement on Schedule 14A filed with the SEC on May 23, 2007, as thereafter supplemented.
(e) On October 3, 2007, Lear entered into a Separation Agreement with former President and Chief Operating Officer Douglas G. DelGrosso (the “Separation Agreement”). The Separation Agreement provides for two years of severance payments (base salary plus bonus), pro-rata vesting of outstanding equity awards, continuation of health, welfare and other benefits during the severance period, and eligibility for a bonus for the entire 2007 fiscal year, to the extent that a bonus is payable based on Lear’s performance. During the severance period, Mr. DelGrosso will be subject to non-competition, confidentiality and certain other provisions. The foregoing summary of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement attached as Exhibit 10.1 hereto, which is incorporated by reference herein.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(c) Exhibits:

Exhibit Number	Exhibit Description

10.1	Separation Agreement dated October 3, 2007 between Lear Corporation and Douglas G. DelGrosso

99.1	Press release dated October 1, 2007

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation
Date: October 3, 2007	By:	/s/ Daniel A. Ninivaggi
		Name:	Daniel A. Ninivaggi
		Title:	Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Separation Agreement dated October 3, 2007 between Lear Corporation and Douglas G. DelGrosso

99.1	Press release dated October 1, 2007

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